                                                                   EXHIBIT 10.30

                CELLULAR DIGITAL PACKET DATA RESELLER AGREEMENT

    DETROIT SMSA LIMITED PARTNERSHIP AND CINCINNATI SMSA LIMITED PARTNERSHIP

   THIS AGREEMENT (hereafter referred to as the "Agreement") is made and entered into on this 10th day of January, 2002 (the "Effective Date"), by and between Ameritech Mobile Communications, LLC d/b/a Cingular Wireless on behalf of Detroit SMSA Limited Partnership and Cincinnati SMSA Limited Partnership (collectively referred to as the "Company") and At Road, Inc., a Delaware corporation (the "Customer"); throughout this Agreement, the Company and the Customer are sometimes jointly referred to as the "Parties"). This Agreement incorporates by reference all exhibits attached hereto, along with any other exhibits subsequently put into effect by the parties and any and all orders subsequently submitted by the Customer and accepted by the Company.

1. Purpose.

   The Company has developed a Cellular Digital Packet Data System which provides data communications between cellular mobile radio units and/or mobile data units in the greater Detroit metropolitan area; and the greater Cincinnati, Columbus and Dayton metropolitan area. The Company wishes to sell, and the Customer wishes to buy, the services which provide access to such system, and certain other optional features for use in the connection with such system, all upon the terms and conditions set forth in this Agreement.

2. Definitions.

   When used in this Agreement, the following terms shall have the following meanings:


   2.1    Affiliate
          Any other entity that is owned at least 50 percent by a party to this Agreement. In the case of Company, affiliate also shall mean Ameritech Corporation and any successor to Ameritech Corporation, whether by change of name, dissolution, merger, consolidation, reorganization or otherwise and any subsidiary of Ameritech Corporation or its successor.

   2.2    Cell Site
          A building location containing the antenna and radio equipment necessary to complete a connection between a Mobile Data Unit and the mobile telephone switching office.

   2.3    Cellular Geographic Service Area or CGSA
          A specific geographical area in which the Company is authorized under a Federal Communications Commission ("FCC") license to provide Service.

   2.4    Cellular Digital Packet Data (CDPD)
          A service utilizing packet switching technology in which Packets are transported via M-ES to and/or from the MD-IS serving that M-ES via cellular frequency.

   2.5    Cellular System
          A mobile communications system or network by means of which Service is provided.


                            Private and Confidential
    Except as set forth herein, the information contained herein shall not be disclosed to unauthorized persons. It is meant solely for use by authorized Ameritech Mobile Communications, LLC and Customer and
         employees and persons employed, retained or consulted by them.


                                                                           10.30

   2.6    Data Circuit
          A telecommunications line carrying data transmissions between two end points.

   2.7    EID
          Electronic Identification Number which refers to the equipment identifier.

   2.8    End User
          The individuals or entities obtaining access to Service through Customer.

   2.9    Fixed End System (FES)
          An external data application system/computer and router which is owned, operated administered and maintained by Customer and which provides connectivity between Company's CDPD Network and a Mobile End System.

   2.10   Interoperability
          Refers to the interservice agreement among certain CDPD carriers (see
          Exhibit 1 for a list of such carriers) to provide data services to the other carriers' authorized users who are homed or visiting in such serving carrier's service area, in accordance with its own tariffs and the terms and conditions of the interservice agreement.

   2.11   IP Address
          Internet Protocol (IP) address with access to the Cellular Digital Packet Data System which is assigned to the Customer by the Company and which shall only be used by Customer or an End User with one Mobile Data Unit having a unique NEI.

   2.12   Marks
          Either party's name, corporate logo, and trademarks.

   2.13   Mobile Data Unit
          A single unit of radio data equipment (for example: a modem with built in mobile radio transmitter and receivers) having a unique EID for use in connection with its own unique IP Address which is both capable of being moved from location to location, and technically and operationally compatible with the Cellular Digital Packet Data System.

   2.14   Mobile End System
          Any CDPD enabled device that terminates on the mobile end of a communicated signal such as a CDPD enabled modem, mobile phone, PDA, laptop, etc.

   2.15   MSA
          A Metropolitan Statistical Area.

   2.16   NEI
          Network Entity Identifier. The IP Address that uniquely identifies a given Mobile End System over the Cellular and CDPD Network.

   2.17   RSA
          A Rural Service Area.

                            Private and Confidential
    Except as set forth herein, the information contained herein shall not be disclosed to unauthorized persons. It is meant solely for use by authorized Ameritech Mobile Communications, LLC and Customer and
         employees and persons employed, retained or consulted by them.

   2.18   Service
          The CDPD communication service and associated support services provided to Customer by the Company.

   2.19   Service Area
          Subject to Section 6, those portions of Ameritech's CDPD operating areas as identified in Exhibit 2 hereto.

   2.20   Usage
          Specific periods of time during which the Customer and/or End User uses the Cellular System and incurs Service charges.

3. Relationship Established.

   3.1 The Customer and the company shall have the relationship of independent contractors under this Agreement. Neither Party shall be deemed to be the agent of the other nor have any authority with regard to the other, except as specified in this Agreement (or in a separate writing signed by both Parties). Neither Party shall have the right or authority to act on behalf of the other Party, or to incur any obligations chargeable to the other, by virtue of this Agreement. Persons retained by either Party as employees or agents shall not be deemed to be employees or agents of the other Party because of this Agreement.

   3.2 The Customer shall not, under any circumstances, represent itself as the FCC-authorized provider of Service, or use the Company's Marks except as provided herein. With the prior written approval of the Company, which approval must be obtained on an item-by-item basis, the Customer may use the Company's Marks in the Customer's advertising and promotional materials. Any pre-authorized use of Company's Marks by Customer shall inure solely to the benefit of Company. Customer does not acquire any ownership rights or interest in Company's Marks by such pre-authorized use and customer shall not at anytime dispute Company's ownership rights to the latter's Marks.

   3.3    The Company shall not, under any circumstances, use Customer's
          Marks except as provided herein. With the prior written approval of Customer, which approval must be obtained on an item-by-item basis, the Company may use the Customer's Marks in the Company's materials. Any pre-authorized use of Customer's Marks by the Company shall inure solely to the benefit of Customer. Company does not acquire any ownership rights or interest in Customer's Marks by such pre-authorized use, and Company shall not at anytime dispute Company's ownership rights to the latter's Marks.

   3.4 Neither party will do anything which would tend to discredit, dishonor, reflect adversely upon, or in any manner injure the reputation of the other party or its service.

   3.5 Company has the right to review Customer's standard form of End User contract and, upon Company's request, Customer shall provide accurate copies of such contract to Company.



                            Private and Confidential
    Except as set forth herein, the information contained herein shall not be disclosed to unauthorized persons. It is meant solely for use by authorized Ameritech Mobile Communications, LLC and Customer and
         employees and persons employed, retained or consulted by them.

4. Term of Agreement.


   4.1 This Agreement will take effect on the Effective Date and shall continue in effect for one (1) year ("Initial Contract Period"). After the Initial Contract Period expires, this Agreement shall be renewed automatically for subsequent one (1) year renewal periods (the "Renewal Periods"). The foregoing notwithstanding, either party may terminate this Agreement at any time on ninety (90) day's prior written notice of termination to the other party.

   4.2 Except as otherwise set forth herein, the Customer is responsible for all Service charges and related charges set forth on Exhibit 3 hereto and incurred by the Customer and/or any End User while this Agreement is in effect.

5. Duties of the Company.

   5.1 The Company will provide Service to the Customer, on a non-exclusive basis, at the rates and charges and under the terms and conditions specified in this Agreement, provided that the Company is able to obtain, retain and maintain suitable facilities, licenses and rights for the construction and maintenance of the Cellular System without unreasonable expense.

   5.2 The Company does not provide to End-Users marketing, billing, collection, direct End-User support, equipment, or any similar goods or services under this Agreement.

6. Availability and Scope of the Service.

   6.1 Service is available to properly activated Mobile Data Units when such units are within the range of Cell Sites located in the Cellular Geographic Service Areas served by Detroit SMSA Limited Partnership and Cincinnati SMSA Limited Partnership. Service is also subject to transmission limitations caused by atmospheric and other conditions, both natural and artificial, which may adversely affect transmission or transmission facilities. Service may be temporarily interrupted or curtailed due to Cellular System modifications, upgrades, relocations, repairs and similar activities reasonably necessary for the proper or improved operation of the Cellular System. The Company shall have no liability for its inability to provide Service under the circumstances described in this Section, except as otherwise provided in Section 7.1.

   6.2 This Agreement governs the resale of the Company's Service by Customer only within the Service Area and nothing herein authorizes Customer to resell the Services governed by this Agreement outside the Service Area. The Company reserves the right to amend the Service Area specified in Exhibit 2 at any time without a written amendment to
          Exhibit 2; provided that, Company provides Customer ninety (90) days prior written notice of such expansion or contraction which notice may take the form of new coverage maps, zip code lists or e-mail notification.

   6.3 Upon reasonable request by Company, Customer shall prepare and submit to Company a report containing Customer's six-month forecast of anticipated new End Users so that Company can evaluate its capacity requirements and ability to provide Service. Company understands that the actual number of new End Users may differ from such forecasts and that Customer does not make any representation or warranty with respect to such forecasts, except that such forecasts, at the time they were prepared, were prepared in good faith. Company shall disclose information contained in such reports only to those individuals in its organization who have a



                            Private and Confidential
    Except as set forth herein, the information contained herein shall not be disclosed to unauthorized persons. It is meant solely for use by authorized Ameritech Mobile Communications, LLC and Customer and
         employees and persons employed, retained or consulted by them.

          need to know for purposes of planning its capacity requirements and ability to provide the Service hereunder, and shall in no event use such information for the purpose of competing with Customer.

7. Limitation of Company's Liability.

   The Company has no control over the messages transmitted over its Service, and occasional errors incident to the provision and use of Service are inevitable. Therefore, Service is provided upon the following terms, conditions and limitations. The Company's sole liability to the Customer and any End User(s) is as set forth in this Section 7, and Customer's End User contract shall reflect this limitation of liability.

   7.1 Upon the Customer's request, a credit allowance (the "Credit Allowance") will be made for any period of 12 hours or more during which there occur any mistakes, omissions, interruptions, delays, errors, failures or defects in Service, transmission, the Cellular System and/or any other facilities furnished by the Company. The Credit Allowance shall consist of a pro rata adjustment of the fixed monthly charges billed by the Company for each affected Mobile Data Unit. Any Service interruption will be measured from the time it is
          (i) reported to or (ii) detected by the Company, whichever occurs first. If any Mobile Data Unit is affected by such interruption for a period of less than 24 hours, no adjustment shall be made. If a Service interruption exceeds 24 hours, the length of the interruption will be measured in 24 hour days from the time the interruption is first reported to or detected by the Company. After the first 24 hours of Service interruption, any and all additional periods greater than 12 hours up to and including 24 hours will be considered an additional day. Any fraction of a day consisting of less than 12 hours will not be credited. The Credit Allowance will be computed by dividing the Company's fixed monthly charges by a standard 30 day month, and then multiplying the result by the length of the Service interruption for each affected IP. The Credit Allowance will never exceed the applicable fixed monthly charges. Such an adjustment will fulfill the Company's full and complete liability for any Service interruption, and no other liability will attach to the Company as a result of any Service interruption.

   7.2 Company shall provide Customer reasonable notice, by e-mail notification to the e-mail address set forth in Section 28, of any known network outages or planned network maintenance.

   7.3 The liability of the Company for (i) loss or damages arising out of mistakes, omissions, interruptions, delays, errors, failures or defects in Service, transmission, the Cellular System and/or any other facilities furnished by the Company, or (ii) failing to maintain proper standards of maintenance and operation and/or to exercise reasonable supervision, shall be limited to Credit Allowances on account thereof computed pursuant to Section 7.1, above.

   7.4 Notwithstanding anything set forth in Section 7.1 and/or 7.3, above, no Credit Allowance will be given for any Service interruptions caused by the acts of the Customer and/or End User, or for any interruptions caused by failure of equipment which is not a part of the Company's Cellular System, or for any interruption caused by service which is not provided by the Company.

   7.5 In addition to the indemnities set forth in Section 13, the Customer shall indemnify and save the Company harmless against (i) all claims for libel, slander, or infringement of copyright for material transmitted over the Service and (ii) all claims for infringement of U.S. patents arising from the use of apparatus and systems belonging to the Customer in combination and/or connection with the Service. Customer will defend, at its expense, any action brought against Company based upon a



                            Private and Confidential
    Except as set forth herein, the information contained herein shall not be disclosed to unauthorized persons. It is meant solely for use by authorized Ameritech Mobile Communications, LLC and Customer and
         employees and persons employed, retained or consulted by them.

          claim as described in this Section 7.5, provided that Customer shall have sole control of any such action or settlement negotiations, and further provided that Company shall notify Customer promptly in writing of such claim and shall give Customer all authority, information and assistance reasonably necessary to settle or defend such claim. Customer shall reimburse Company for incidental out-of-pocket expenses incurred by Company in providing such assistance. Customer shall not be liable for any costs or expenses incurred without its prior written authorization.

   7.6 Notwithstanding anything set forth in Section 7.1 and/or 7.2 above, no Credit Allowance will be given, and the Company shall not, under any circumstances, be liable for any failure to transmit, other Service interruption, errors, defects or delays caused by acts of God, fire, war, riots, government authorities or other causes beyond the Company's control if Company uses its best efforts to mitigate the effects, and gives Customer prompt written notice.

   7.7 The Company is not liable for damages for any accident or injury occasioned by the presence or the use of either the Service or the Mobile Data Unit, including but not limited to any physical injury, defacement or property damage which may result from the presence or use of the Mobile Data Unit.

   7.8 IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY SPECIAL, CONSEQUENTIAL, EXEMPLARY OR INCIDENTAL DAMAGES (INCLUDING LOST OR ANTICIPATED REVENUES OR PROFITS RELATING TO THE SAME), ARISING FROM ANY CLAIM RELATING TO THIS AGREEMENT, OR TO A PARTY'S PROVISION OF SERVICE HEREUNDER, WHETHER SUCH CLAIM IS BASED ON CONTRACT, TORT (INCLUDING NEGLIGENCE OR STRICT LIABILITY) OR OTHERWISE, EVEN IF AN AUTHORIZED REPRESENTATIVE OF THE OTHER PARTY IS ADVISED OF THE POSSIBILITY OR LIKELIHOOD OF THE SAME. THE MAXIMUM LIABILITY TO CUSTOMER UNDER THIS SECTION 7 SHALL BE LIMITED TO TWO HUNDRED THOUSAND DOLLARS ($200,000).

8. Facility Modifications.

   Customer acknowledges that the cellular data industry is a rapidly changing industry and technology and as such Company shall not be liable to Customer or to Customer's End Users if changes in any of the Cellular System, operations, equipment, procedures, or Service:

   8.1 Render obsolete any equipment, including but not limited to Mobile Data Units, or software provided or used by Customer or any End User in conjunction with use of the Service;

   8.2    Require modification or alteration of such equipment or software; or

   8.3 Otherwise affects the performance of such equipment or software. Whenever reasonably possible, Company agrees to give not less than ninety (90) days advance written notice to Customer of changes which Company reasonably anticipates will result in the conditions described in paragraphs 8.1 through 8.3, above. If no notice is given by Company to Customer, then upon Customer's request, Company will provide notice of changes, detailed description of such changes and assist Customer to achieve interoperability.



                            Private and Confidential
    Except as set forth herein, the information contained herein shall not be disclosed to unauthorized persons. It is meant solely for use by authorized Ameritech Mobile Communications, LLC and Customer and
         employees and persons employed, retained or consulted by them.

9. Interoperability.

   Customer hereby acknowledges and agrees that the Company is not responsible for the billing practices, service charges or ultimately availability of Interoperability services through carriers. Company is not obligated to provide Service in areas where Company does not have Service, has not entered into, or loses, an Interoperability agreement in an area or loses its roaming agreement in an area. Company agrees, however, to make Interoperability available to Customer in any MSAs or RSAs in which Company has an Interoperability agreement on the terms and conditions contained in such agreements.

10. Use of Service.

    10.1 Service is furnished for use by the Customer and/or its End Users for any lawful purpose, including resale by the Customer.

    10.2 The Company will only accept Service change orders (including line activation, termination, and/or any other changes in Service) directly from the Customer or its employees or agents via electronic mail to an address designated by the Company for such purpose.

    10.3 Customer shall not engage in and shall not assist or participate in any fraudulent activities in connection with the sale, provision or use of Service. Customer shall be solely responsible for all risks, expenses and liabilities incurred through the fraudulent activities of Customer with respect to the Service provided hereunder. The Company reserves the right to modify this Agreement, with the prior written consent of Customer, to reflect modifications to Company's reseller practices and procedures which introduce or implement fraud reduction activities, but is under no obligation to introduce or implement any such fraud reduction activities.

11. Fraud.

    Upon detection by Customer of fraudulent activities, Customer shall notify Company of such fraudulent activities as soon as practicable following detection by Customer and advising Company to deactivate the IP address without any, if applicable, deactivation fee.

12. No Warranty.

    COMPANY AND ITS AFFILIATES MAKE NO WARRANTIES, EITHER EXPRESSED OR IMPLIED, CONCERNING THE FACILITIES OR THE SERVICE, INCLUDING, WITHOUT LIMITATION, WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR USE OR PURPOSE. IT IS INTENDED BY THE PARTIES THAT THIS SECTION SHALL APPLY TO CUSTOMER AND TO ALL OF CUSTOMER'S AUTHORIZED USERS AND THAT THE CUSTOMER'S AUTHORIZED USER CONTRACT SHALL REFLECT THIS EXCLUSION OF WARRANTIES IN A CLEAR AND CONSPICUOUS MANNER BY INCLUDING SUCH PROVISION IN CUSTOMER'S AUTHORIZED USER AGREEMENT. Customer expressly acknowledges that Company shall have no liability except as provided in Section 7 of this Agreement for any failure, defects, malfunctions or errors in the or for the provision of Service hereunder to Customer or its End Users.



                            Private and Confidential
    Except as set forth herein, the information contained herein shall not be disclosed to unauthorized persons. It is meant solely for use by authorized Ameritech Mobile Communications, LLC and Customer and
         employees and persons employed, retained or consulted by them.

13. Indemnification and Insurance.

    13.1 Customer will indemnify and hold harmless Company and its officers, directors, employees, agents and assigns and its successors and assigns from any and all liabilities, losses, obligations, expenses (including without limitation reasonable attorneys' fees) and costs arising in connection with any lawsuit, proceeding or other action arising out of or resulting from (a) Customer's conduct of its business; (b) Customer's breach of this Agreement; and (c) Customer's unauthorized use of the Company's Marks or confidential information or other proprietary property. Customer will defend, at its expense, any action brought against Company based upon a claim as described in this
          Section 13.1, provided that Customer shall have sole control of any such action or settlement negotiations, and further provided that Company shall notify Customer promptly in writing of such claim and shall give Customer all authority, information and assistance reasonably necessary to settle or defend such claim. Customer shall reimburse Company for incidental out-of-pocket expenses incurred by Company in providing such assistance. Customer shall not be liable for any costs or expenses incurred without its prior written authorization.

    13.2 Customer will maintain during the term of this Agreement: (a) Workers' Compensation insurance as prescribed by the law of the state in which Customer's obligations under this Agreement are performed, (b) Employer's Liability insurance with limits of at least $500,000 for each occurrence, and (c) Commercial General Liability insurance (including, but not limited to, products liability and contractual liabilities) with combined single limits for each occurrence of at least $1,000,000. Neither Customer nor any insurer shall have a claim, right of action or right of subrogation against Company based on any occurrence insured against under such insurance. Upon Company's request, Customer shall furnish proof of insurance coverage.

14. Provision of the Mobile Data Unit.

    14.1 The Customer and/or End User(s) must provide and maintain all Mobile Data Units and Mobile End System and ensure both that they are technically and operationally compatible with the Cellular System, and that they comply with applicable FCC rules and regulations. The Company shall have no responsibility for the provision, installation, operation, quality of transmission or maintenance of any Mobile Data Unit.

    14.2 All Mobile Data Units shall operate in a manner which will not interfere with Service to any other customers.

15. Support Services.

    The provision of any and all support services is the responsibility of the Customer. Company will not provide support services to End Users.

16. Use of Marks.

    The Customer may describe itself as a "reseller of Ameritech Cellular Service" but shall otherwise refrain from directly or indirectly holding itself out as or otherwise creating any impression that it is sponsored, authorized, endorsed by, affiliated with, or an agent of the Company, or of Cingular Wireless, LLC or of SBC Wireless, LLC, or Ameritech Mobile Communications, LLC, unless such affiliation or agency



                            Private and Confidential
    Except as set forth herein, the information contained herein shall not be disclosed to unauthorized persons. It is meant solely for use by authorized Ameritech Mobile Communications, LLC and Customer and
         employees and persons employed, retained or consulted by them.

    relationship arises under other agreements between such parties. This restriction extends, but is not limited, to the use of any trade names, trademarks or logos used by such entities, or any colorable imitations of any such name or mark in or as a part of any business name or trade name, or in any other confusing or misleading manner. Authorized use of Company's Marks shall be as set out in Section 3 herein. Notwithstanding the foregoing, the Cingular logo may be used by Customer and/or agents or affiliates of Customer to present PowerPoint presentations and for other sales materials as deemed necessary by Customer. Printed sales materials may be subject to Company approval.

17. Rates and Charges.

    Except as otherwise set forth herein, the Customer agrees to pay the Company for Service used by the Customer and/or any End User at the rates and charges specified in Exhibit 3, (Pricing Plan).

18. Confidentiality.

    Company and Customer may (but shall not be obligated to) exchange certain Confidential Proprietary Information (as defined below) relating to this Agreement. The disclosing party agrees to mark its Confidential Proprietary Information with a suitable legend, such as "Confidential" at the time of disclosure to the receiving party hereunder ("Confidential Proprietary Information"). During the term of this Agreement, the receiving party agrees to maintain the confidentiality of the disclosing party's Confidential Proprietary Information furnished in oral, visual, written and/or other tangible form by restricting disclosure of the disclosing party's Confidential Proprietary Information to its employees who have a "need to know" and not disclosing such Confidential Proprietary Information to any third party except as authorized by the disclosing party in writing. The receiving party agrees that such Confidential Proprietary Information shall be handled with the same degree of care which the receiving party applies to its own confidential information (but in no event less than reasonable care). The receiving party agrees to use the disclosing party's Confidential Proprietary Information only for purposes of performing its obligations under this Agreement. The parties agree to exclude from the provisions of this Agreement and the obligations of confidentiality: information which the receiving party already had in its possession without confidential limitation; information known or that becomes known to the general public without breach of this Agreement; information that is received rightfully and without confidential limitation. This Section 18 shall impose no obligation of confidentiality upon a recipient with respect to any portion of Confidential Proprietary Information received hereunder which is required to be disclosed pursuant to a requirement of a judicial, administrative or other governmental agency, provided that the receiving party provides reasonable notice to the disclosing party of such requirement in order to enable the disclosing party, at its expense, to seek a protective order or such other remedy to prevent disclosure of the Confidential Proprietary Information.

    In the performance of this Agreement, Company agents and employees may come into possession of information about Customer's End Users, including but not limited to End User MINs (Mobile Identification Number) and Usage, or other forms of identification of End User. Neither Company nor any person or entity obtaining such information by or through Company may use any such information except as required to provide Service to Customer under this Agreement. Such information shall be treated as Confidential Proprietary Information pursuant to this Section 18.

    Upon termination of this Agreement, all Confidential Proprietary Information and any copies thereof made by the receiving party shall be either destroyed and the destruction certified by an officer of the receiving party, or, at the disclosing party's written request, returned to the disclosing party. The receiving party's



                            Private and Confidential
    Except as set forth herein, the information contained herein shall not be disclosed to unauthorized persons. It is meant solely for use by authorized Ameritech Mobile Communications, LLC and Customer and
         employees and persons employed, retained or consulted by them.

    obligations under this Agreement to keep confidential and restrict use of the disclosing party's Confidential Proprietary Information shall survive such termination of this Agreement for a period of five (5) years.

19. Licensing.

    Each party covenants and warrants that it will at all times maintain all Federal, state and local licenses appropriate and necessary for the conduct of its business and for the performance of this Agreement. Upon reasonable written request, each party will provide true and correct copies of all such licenses, together with appropriate evidence of all applicable renewals, extensions or changes of such licenses, to the other party.

20. Taxes.

    It shall be the Customer's sole responsibility both to collect and to remit any and all taxes (however designated, levied or based) on Service or any other item for which charges are imposed under this Agreement. Such responsibilities shall include, but not be limited to: Federal, state and local sales tax, gross receipts tax, privilege or excise taxes, and any taxes or amounts in lieu of any such tax ("Taxes"). The Customer shall be responsible for collecting all taxes from its End Users, and remitting all Taxes directly to the appropriate taxing jurisdictions. Further, the Customer shall provide the Company with all necessary Customer Exemption Certificates of Exemption from Tax, examples of which are attached to and made a part of this Agreement as Exhibits 4-1, 4-2 and 4-3. Unless and until properly executed copies of all applicable Customer Exemption Certificates of Exemption from Tax are provided to the Company, the Company will bill the Customer for, and Customer shall pay, all Taxes as if the Customer were the End User of Services and/or any other items for which charges are imposed under this Agreement.

21. Disconnection, Termination or Sale of Service and Sale or Disposal of End Users.

    21.1  By the Company.

          21.1.1 If the Customer violates any material provision of this Agreement, which violation remains uncured after 30 days written notice by the Company, then the Company may either temporarily discontinue or permanently terminate the Customer's Service in whole or in part. No Credit Allowance (as described in Section 7.1 above) shall be made, and the Company shall not be liable to Customer and/or any End User for any damages whatsoever which may result from any such Service interruption. Except as provided in Section 21.1.3, below, after giving such notice, the Company will not discontinue Service for at least thirty (30) days. If Customer makes payment of the sum due within the thirty (30) day period, then the Company shall neither temporarily discontinue nor permanently terminate Customer's Service, and Company's right to discontinue and/or terminate is thereby invalidated.

          21.1.2 If the Customer fails to pay any sum due the Company, then upon written notice to the Customer, the Company may either temporarily discontinue or permanently terminate the Customer's Service in whole or in part. No credit allowance (as described in Section 7.1 above) shall be made, and the Company shall not be liable to Customer and/or any End User for any damages whatsoever which may result from any such Service interruption. Except as provided in Section 21.1.3, below, after giving such notice, the Company will not discontinue Service for at least thirty (30) days.



                            Private and Confidential
    Except as set forth herein, the information contained herein shall not be disclosed to unauthorized persons. It is meant solely for use by authorized Ameritech Mobile Communications, LLC and Customer and
         employees and persons employed, retained or consulted by them.

          21.1.3 If the Customer uses Service and/or any Mobile Data Unit in violation of this Agreement, then the Company will take all action necessary to protect the Cellular System and/or the Service, and notify the Customer of such violation. Upon receipt of such notice, the Customer shall (i) immediately discontinue or correct such use and (ii) within five (5) days after receipt of the Company's notice, provide the Company with written confirmation that such use has ceased. If the Customer fails to discontinue or correct such use within the time stated, then the Company may disconnect Service (without credit allowance as described in Section 7.1, above) until the Customer complies with this Section 21.1.3.

          21.1.4 Notwithstanding Sections 21.1.1, 21.1.2 and 21.1.3, the Company may refuse, discontinue or terminate Service with thirty (30) days written notice to Customer in the event that either Service or any Mobile Data Unit is used by the Customer and/or End User in any way that can reasonably be expected to have a material adverse effect on Service to other customers. If such use is discontinued by Customer or End-User within the thirty (30) day period, Company's right to discontinue or terminate Service is invalidated.

          21.1.5    This Agreement may be terminated by the Company pursuant to
                    Section 4.1.

    21.2  By the Customer.

          This Agreement may be terminated by the Customer pursuant to Section
          4.1. In addition, Customer shall have the right to terminate this Agreement upon thirty (30) days written notice should the Service, through no fault of Customer, be unavailable or materially delayed or otherwise interrupted for an aggregate period of 24 hours or more during any 30-day period. Subject to Exhibit 3, the Customer is responsible for payment of all charges incurred or accrued during the Initial Contract Period and any extension thereof through the date of any such termination other than for the time that the Service was unavailable or materially delayed.

22. Assignment.

    Upon fifteen (15) days' written notice to the Customer, the Company may assign all of its rights, duties and obligations under this Agreement. This Agreement may not be assigned or transferred by the Customer, in whole or in part, without the prior written consent of the Company, not to be unreasonably withheld, except, however, that Customer shall have the right to assign its rights, obligations and privileges hereunder to a merger partner, successor in business, or acquirer of all or substantially all of Customer's stock, or equivalent equity securities business or assets without obtaining Company's consent to such assignment.

23. Compliance with Laws.

    This Agreement and the parties' actions under this Agreement shall comply with all applicable federal, state and local laws, rules, regulations, and court orders, and governmental agency orders, including FCC rules, regulations, and orders relating to resellers. If a court or governmental agency with proper jurisdiction determines that any provision of this Agreement is unenforceable, such provision will be enforced to the maximum extent permissible so as to effect the intent of the parties and the remainder of this Agreement shall continue in full force and effect.



                            Private and Confidential
    Except as set forth herein, the information contained herein shall not be disclosed to unauthorized persons. It is meant solely for use by authorized Ameritech Mobile Communications, LLC and Customer and
         employees and persons employed, retained or consulted by them.

24. Successors and Assigns.

    This Agreement shall be binding upon, and shall inure to the benefit of, the Parties and their respective employees, successors and assigns.

25. Waiver.

    No failure or delay on the part of either Party to exercise any right, power or remedy under this Agreement shall operate as a waiver of such right, power or remedy, nor shall any single or partial exercise of any right, power or remedy by any Party preclude the exercise of any other right, power or remedy. No express waiver or assent by any Party to any breach or default in performance of any provision of this Agreement shall constitute a waiver of or assent to any succeeding breach of or default in performance of the same or any other provision of this Agreement.

26. Entire Agreement.

    This Agreement contains the entire agreement between the Parties with respect to its subject matter. This Agreement (including all the attached Exhibits) supersedes all prior discussions and agreements between the Parties with respect to the subject matter of this Agreement. In the event of any conflict between the provisions of this Agreement and the provisions of any contract, service order or other document used by the Company or submitted by the Customer, the provisions of this Agreement shall control. This Agreement cannot be modified or amended except by a written instrument signed by both Parties, except as set forth herein.

27. Multiple Counterparts.

    The original and one or more copies of this Agreement may be executed by the Parties. All such executed copies shall have the same force and effect as the executed original, and all such counterparts, taken together, shall have the effect of a fully executed original.

28. Notices.

    Any notice or demand given in connection with this Agreement shall be sufficiently delivered if sent by personal delivery or certified mail return receipt requested or overnight service addressed to Company as:

          Ameritech Mobile Communications, LLC
          Attention: Vice President - Marketing
          2000 West Ameritech Center Drive
          Hoffman Estates, IL 60195-5000

    with a copy to:

          Ameritech Mobile Communications, LLC
          Attention: Legal Department, #3H78
          2000 West Ameritech Center Drive
          Hoffman Estates, IL 60195-5000



                            Private and Confidential
    Except as set forth herein, the information contained herein shall not be disclosed to unauthorized persons. It is meant solely for use by authorized Ameritech Mobile Communications, LLC and Customer and
         employees and persons employed, retained or consulted by them.

    and to Customer as:

          At Road, Inc.
          47200 Bayside Parkway
          Fremont, CA 94538
          Attention: Director of Carrier Sales
          tleiby@road-inc.com

    with a copy to:

          At Road, Inc.
          47200 Bayside Parkway
          Fremont, CA 94538
          Attention: Legal Department
          jabalos@road-inc.com

    (or to such other address as either Party may designate in writing from time to time). Notice shall be deemed given upon receipt.

29. Headings.

    The headings and captions used throughout this Agreement are for reference and convenience only and shall neither be deemed a part of this Agreement nor affect the meaning or construction of any provision of this Agreement.

30. Governing Law and Choice of Forum.

    This Agreement is made and delivered in the State of Illinois, and shall be governed by, construed and enforced in accordance with Illinois law. Any lawsuit related to this Agreement or the activities contemplated by this Agreement may only be brought in, and the parties consent to the jurisdiction of, the United States District Court for the Northern District of Illinois (if Federal jurisdiction applies) or in the Circuit Court of Cook County, Illinois.

31. Survival.

    The Parties' obligations under this Agreement which by their nature are intended to continue beyond the termination or expiration of this Agreement shall survive the termination or expiration of this Agreement.

    EACH PARTY HAS FULL POWER AND AUTHORITY TO ENTER INTO, PERFORM, AND EXECUTE THIS AGREEMENT, AND EACH PERSON SIGNING THIS AGREEMENT ON BEHALF OF EITHER PARTY HAS BEEN PROPERLY AUTHORIZED AND EMPOWERED TO ENTER INTO AND EXECUTE THIS AGREEMENT.



                            Private and Confidential
    Except as set forth herein, the information contained herein shall not be disclosed to unauthorized persons. It is meant solely for use by authorized Ameritech Mobile Communications, LLC and Customer and
         employees and persons employed, retained or consulted by them.

IN WITNESS WHEREOF, the Company and the Customer have caused this Agreement to be executed by duly authorized corporate officers on the date written below.


CUSTOMER:                                COMPANY:

AT ROAD, INC.                            AMERITECH MOBILE COMMUNICATIONS, LLC

By: /s/ KRISH PANU                       By: /s/ SHELLEY GOODMAN
   ------------------------------           ----------------------------------
Name: /s/ Krish Panu                     Name: Shelley Goodman
     ----------------------------             --------------------------------
Title: President                         Title: General Manager Business Sales
      ---------------------------              -------------------------------

Address: 47200 Bayside Parkway           Address: 2000 W. Ameritech Center Drive
         Fremont, CA 94538                        Hoffman Estates, IL 60195



                            Private and Confidential
    Except as set forth herein, the information contained herein shall not be disclosed to unauthorized persons. It is meant solely for use by authorized Ameritech Mobile Communications, LLC and Customer and
         employees and persons employed, retained or consulted by them.

                      EXHIBIT 1: INTEROPERABILITY CARRIERS

                           Interoperability Carriers:

                                      AT&T

                                     VERIZON

                                     ALLTEL








                            Private and Confidential
    Except as set forth herein, the information contained herein shall not be disclosed to unauthorized persons. It is meant solely for use by authorized Ameritech Mobile Communications, LLC and Customer and
         employees and persons employed, retained or consulted by them.

                          EXHIBIT 2: CDPD SERVICE AREA




                               CDPD Service Area:

                                Cincinnati, Ohio

                                  Dayton, Ohio

                                 Columbus, Ohio

                                Detroit, Michigan





See specific Company Cellular Digital Packet Data radio system coverage maps. Range and coverage on maps are estimated.



                            Private and Confidential
    Except as set forth herein, the information contained herein shall not be disclosed to unauthorized persons. It is meant solely for use by authorized Ameritech Mobile Communications, LLC and Customer and
         employees and persons employed, retained or consulted by them.

                             EXHIBIT 3: PRICING PLAN

RATE: Customer will be billed monthly for data sent and received in the billing period. The monthly minimum usage charge will be billed in advance. Usage will be billed in arrears per Section III below. All Customer's home (non-visiting) Usage with IP Addresses on Cellular System and Cellular Digital Packet Data Network which are majority owned, or operated, by direct affiliates of Company's general partner will be billed in accordance with Section III below.

II. TERMS AND CONDITIONS OF RATES AND CHARGES

    A. Payment of Charges:

       1) The Customer is responsible for payment of all Service charges including, but not limited to, Usage charges for all transmissions sent from or received by the Customer's or End User's Mobile End System and all other charges billed to the Customer's IP Address(es).

       2) A late payment charge ("Late Fee") equal to the lesser of: (a) 1.5% per month or (b) the highest amount allowed by law will be imposed on any unpaid balance remaining when any bill is not paid in full within thirty (30) days after transmittal thereof, unless the Customer provides the Company with the dispute notice described below. The Late Fee charge will be applied on the thirty-first (31st) day, to any unpaid balance carried forward, and will be imposed on each and every subsequent bill, until any outstanding balance is paid in full.

           If the Customer disputes any part of any bill, then in order to avoid incurring a Late Fee on the disputed amount(s), the Customer must provide the Company with a written notice of the dispute on or before the bill's original due date. The notice must identify each disputed item and state the reason why the item is disputed. The Late Fee will abate from the date the notice is received until the date of the Company's written response.

       3) A charge of $25.00 will apply for each check, draft or similar negotiable instrument returned to the Company for any reason. This charge is in addition to any applicable Late Fee.

       4) The Customer must pay all charges incurred by the Customer and/or any End User in connection with roaming service. Rates and charges for roaming service are determined by the wireless data interoperability carrier.

    B. Calculation of Charges: CDPD usage charges are incurred when data is sent or received by the MES. Prices are based on the volume of data transmitted or received, including user data and network overhead, as set out in this Exhibit.

    C. Contract Period: The Initial Contract Period and Renewal Periods for this Agreement will be as set forth in Section 4 of the Agreement. Neither the Initial Contract Period nor the subsequent Renewal Period(s), if any, will be affected by any change in the IP Address(es) assigned to a line in Service.

    D. Rates for Fractional Periods: If the Customer receives Service during any fractional part of a month, a proportionate part of the monthly access charge based on the actual number of days in which Service is provided will apply. For the purpose of determining such fractions, every month is considered to have 30 days.

    E. Adjustments for Taxes, Fees, etc.: Except for taxes generally imposed on corporations, the Company's rate schedules do not include any taxes, fees, or other like charges imposed by or for any municipal corporation or other political subdivision or government agency against the Company, its property or its operation. All applicable taxes, fees, or like changes with respect to Service shall be billed directly to the



                            Private and Confidential
    Except as set forth herein, the information contained herein shall not be disclosed to unauthorized persons. It is meant solely for use by authorized Ameritech Mobile Communications, LLC and Customer and
         employees and persons employed, retained or consulted by them.

       Customer by the Company, unless the Customer shall have provided the Company a reseller exemption certificate in a form acceptable to the appropriate taxing authority.

    F. Billing:

       1) The Company will direct all billing under this Agreement to the Customer. No bills will be directed to any End User. The Customer will receive a monthly printed bill in an electronic format to be mutually agreed upon by the parties. In addition, the Customer may request detailed usage for each IP Address in printed form. Company will ship all printed format pre-paid to Customer or preferred via electronic transmission.

       2) Company shall not be liable for any inaccuracies in the visiting charges to Customer or other inaccuracies over which Company has no control. Customer expressly acknowledges that some charges incurred in a billing cycle may not appear on the invoice for such billing cycle and that such charges will appear on subsequent invoices. Customer is responsible for payment of any and all charges that are delayed or appear on subsequent invoices. Customer shall notify Company of any defects in the invoice within thirty (30) days of receipt. Nothing herein shall affect Company's right to amend, modify, change or otherwise update its billing cycle or billing systems after ninety (90) days prior written notice to Customer.



                            Private and Confidential
    Except as set forth herein, the information contained herein shall not be disclosed to unauthorized persons. It is meant solely for use by authorized Ameritech Mobile Communications, LLC and Customer and
         employees and persons employed, retained or consulted by them.

III.  PRICE PLAN:

Unlimited--[*]

3 Megabyte/Month per IP and [*] overage charge--[*]

1 Megabyte/Month per IP and [*] overage charge--[*]
500K Month per IP and [*] overage charge--[*]


ROAMING CHARGES

[*]



























                            Private and Confidential
   Except as set forth herein, the information contained herein shall not be disclosed to unauthorized persons. It is meant solely for use by authorized Ameritech Mobile Communications, LLC and Customer and employees and persons employed, retained or consulted by them.

[*] Confidential material redacted and filed separately with the SEC.

                                   EXHIBIT 4-1

[AMERITECH LOGO]

                  Reseller's Certificate of Exemption from Tax

Place a check mark [X] in the appropriate box to indicate the tax(es) to be exempted and complete the bottom portion of this certificate. Respective taxes will be charged for the box(es) that remain unchecked. In order to validate this certificate of exemption for Michigan, the Michigan Sales Tax License Number has been requested. This certificate of exemption will remain invalid for Michigan unless the license number is provided.

The undersigned certifies that the company named below is purchasing telecommunication services and/or related tangible personal property from Detroit SMSA Limited Partnership (the "Seller") for the exclusive purpose of resale at retail and said services and/or related tangible personal property are exempt from the tax(es) indicated below.

[ ] FEDERAL EXCISE TAX

    The undersigned certifies that the communication services furnished by the Seller will be used exclusively in the rendering of a communication service upon which tax is imposed by Section 4251 of the Internal Revenue Code. It is understood that no tax will be collected by the Seller on charges for said services, and that it will be the responsibility of the company named below to collect such tax as may be due from its customers and to remit it to the Internal Revenue Service.

[ ] MICHIGAN SALES AND USE TAX

    The undersigned certifies that the company named below is engaged in the business of providing telecommunication services and/or selling tangible personal property related to the provision of telecommunication services in the State of Michigan. The company named below is a registered taxpayer pursuant to the Michigan Sales Tax Law and the telecommunication services and/or related tangible personal property provided by the Seller will be resold in the normal course of business. It is understood that no tax will be collected by the Seller on charges for telecommunication services and/or sales of related tangible personal property. It will be the responsibility of the company named below to collect such tax as may be due from its customers and to remit it to the Michigan Department of Treasury. In the event that the telecommunication services and/or related tangible personal property are not resold, the company named below is required by the Michigan Sales Tax Law to report and pay tax directly



                            Private and Confidential
    Except as set forth herein, the information contained herein shall not be disclosed to unauthorized persons. It is meant solely for use by authorized Ameritech Mobile Communications, LLC and Customer and
         employees and persons employed, retained or consulted by them.

    to the Michigan Department of Taxation. The tax will be measured by the purchase price of such telecommunication services and/or related tangible personal property.




-------------------------------------------
Michigan Sales Tax License Number

This is a blanket exemption certificate of exemption and remains in force for three (3) years from the date of signature (unless an earlier expiration date is listed) or until revoked in writing by the company named below or by the Michigan Department of Treasury.



----------------------------           --------------------------------------
Company (Reseller's) Name              Name of Authorized Representative


----------------------------           --------------------------------------
Address                                Signature


----------------------------           --------------------------------------
City, State, Zip                       Title


----------------------------
Date


                            Private and Confidential
    Except as set forth herein, the information contained herein shall not be disclosed to unauthorized persons. It is meant solely for use by authorized Ameritech Mobile Communications, LLC and Customer and
         employees and persons employed, retained or consulted by them.

                                   EXHIBIT 4-2

[AMERITECH LOGO]

                  Reseller's Certificate of Exemption from Tax

Place a check mark [X] in the appropriate box to indicate the tax(es) to be exempted and complete the bottom portion of this certificate. Respective taxes will be charged for the box(es) that remain unchecked. In order to validate this certificate of exemption for Ohio, the Ohio Vendor's License Number has been requested. This certificate of exemption will remain invalid for Ohio unless the license number is provided.

The undersigned certifies that the company named below is purchasing telecommunication services and/or related tangible personal property from Cincinnati SMSA Limited Partnership (the "Seller") for the exclusive purpose of resale and said services are exempt from the tax(es) indicated below.

[ ] FEDERAL EXCISE TAX

    The undersigned certifies that the communication services furnished by the Seller will be used exclusively in the rendering of a communication service upon which tax is imposed by Section 4251 of the Internal Revenue Code. It is understood that no tax will be collected by the Seller on charges for said services, and that it will be the responsibility of the company named below to collect such tax as may be due from its customers and to remit it to the Internal Revenue Service.

[ ] OHIO SALES AND USE TAX

    The undersigned certifies that the company named below is engaged in the business of providing telecommunication services and/or selling tangible personal property related to the provision of telecommunication services in the State of Ohio. The company named below is a registered taxpayer pursuant to the Ohio Sales and Use Tax Law and the telecommunication services and/or related tangible personal property provided by the Seller will be resold in the normal course of business. It is understood that no tax will be collected by the Seller on charges for said services and/or sales of related tangible personal property. It will be the responsibility of the company named below to collect such tax as may be



                            Private and Confidential
    Except as set forth herein, the information contained herein shall not be disclosed to unauthorized persons. It is meant solely for use by authorized Ameritech Mobile Communications, LLC and Customer and
         employees and persons employed, retained or consulted by them.

    due from its customers and to remit it to the Ohio Department of Taxation. In the event that the telecommunication services and/or tangible personal property are not resold, the company named below is required by the Ohio Sales and Use Tax Law to report and pay tax directly to the Ohio Department of Taxation. The tax will be measured by the purchase price of such telecommunication services and/or related tangible personal property.



-------------------------------
Ohio Vendor's License Number

This is a blanket exemption certificate and remains in force until revoked in writing by the company named below or by the Ohio Department of Taxation.


----------------------------           --------------------------------------
Company (Reseller's) Name              Name of Authorized Representative


----------------------------           --------------------------------------
Address                                Signature


----------------------------           --------------------------------------
City, State, Zip                       Title


----------------------------
Date



                            Private and Confidential
    Except as set forth herein, the information contained herein shall not be disclosed to unauthorized persons. It is meant solely for use by authorized Ameritech Mobile Communications, LLC and Customer and
         employees and persons employed, retained or consulted by them.

                                   EXHIBIT 4-3

[AMERITECH LOGO]

                            CERTIFICATE OF EXEMPTION

                             FROM FEDERAL EXCISE TAX

I certify that the telecommunication services purchased by ____________________________ will be used exclusively in the rendering of telecommunication services upon which tax is imposed by Section 4251 of the Internal Revenue Code. I further certify that ____________________________ is in the business of providing telecommunication services to end-user customers and assumes the responsibility for collection of federal excise tax as may be due and will remit such tax to the Internal Revenue Service. This certificate is valid until rescinded in writing.


Name and Address of Purchaser/Reseller:





Attention:
          -----------------------------

---------------------------------------

---------------------------------------

---------------------------------------

---------------------------------------

            (Signature)

Title:
      ---------------------------------

Date:
     ----------------------------------



                            Private and Confidential
    Except as set forth herein, the information contained herein shall not be disclosed to unauthorized persons. It is meant solely for use by authorized Ameritech Mobile Communications, LLC and Customer and
         employees and persons employed, retained or consulted by them.